Summary of Significant Accounting Policies - Employee Benefit Obligations - Additional Information (Detail)	12 Months Ended
Dec. 31, 2017
Disclosure of defined benefit plans [Abstract]
Description of nature of benefits provided by plan	Benefits are provided in the form of either defined contribution plans or defined benefit plans. In the case of defined contribution plans, the cost is recognized immediately in the period in which it is incurred, and equates to the amount of the contributions paid by Sanofi. For defined benefit plans, Sanofi generally recognizes its obligations to pay pensions and similar benefits to employees as a liability, based on an actuarial estimate of the rights vested or currently vesting in employees and retirees, using the projected unit credit method. Estimates are performed at least once a year, and rely on financial assumptions (such as discount rates) and demographic assumptions (such as life expectancy, retirement age, employee turnover, and the rate of salary increases).